Seasons Series Trust

Supplement to the Statement of Additional Information

Dated July 29, 2013

On page 30 of the Statement of Additional Information (“SAI”), the paragraph regarding “Commercial Bank Obligations” is hereby deleted in its entirety and replaced by the following:

Commercial Bank Obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks. The Cash Management Portfolio, the Growth component of each Multi-Managed Seasons Portfolio and Janus’ portion of the Large Cap Growth, International Equity and Focus Growth Portfolios may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by such Portfolio is fully insured by the Federal Deposit Insurance Corporation (“FDIC”).

On Page 31 of the SAI, the paragraph following the caption “Repurchase Agreements” is hereby deleted and replaced with the following:

Repurchase Agreements. A Portfolio may enter into repurchase agreements collateralized by securities in which it is not otherwise directly permitted to invest, such as long-term government bonds, and with selected banks and securities dealers whose financial condition is monitored by the Adviser/Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser/Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio’s use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (5% with respect to the Cash Management Portfolio) of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

Date:	May 15, 2014